Debt	6 Months Ended	12 Months Ended
	Mar. 28, 2014	Sep. 27, 2013
Debt Disclosure [Abstract]
Debt
11.	Debt

Debt was comprised of the following at the end of each period:

	March 28, 2014	September 27, 2013
Current maturities of long-term debt:
Term loan	$9.8	$—
Capital lease obligation	1.4	1.4
Loan payable	—	0.1

Total current debt	11.2	1.5
Long-term debt:
Term loan	1,287.0	—
3.50% notes due April 2018	300.0	299.9
9.50% debentures due May 2022	10.4	10.4
8.00% debentures due March 2023	8.0	8.0
4.75% notes due April 2023	598.2	598.2
Capital lease obligation	1.1	1.8

Total long-term debt	2,204.7	918.3

Total debt	$2,215.9	$919.8

In March 2014, in connection with the acquisition of Cadence, Mallinckrodt International Finance S.A. (“MIFSA”) and Mallinckrodt CB LLC (“MCB”), each a subsidiary of the Company, entered into senior secured credit facilities consisting of a $1.3 billion term loan facility due 2021 (“the Term Loan”) and a $250.0 million revolving credit facility due 2019 (“the Revolver”) (collectively, “the Facilities”). The Facilities are fully and unconditionally guaranteed by Mallinckrodt plc, certain of its direct or indirect wholly-owned U.S. subsidiaries and each of its direct or indirect wholly-owned subsidiaries that owns directly or indirectly any such wholly-owned U.S. subsidiary (collectively, “the Guarantors”). The Facilities are secured by a security interest in certain assets of MIFSA, MCB and the Guarantors. The Facilities contain customary affirmative and negative covenants, which include, among other things, restrictions on the Company’s ability to declare or pay dividends, create liens, incur additional indebtedness, enter into sale and lease-back transactions, make investments, dispose of assets and merge or consolidate with any other person. In addition, the Revolver contains a financial covenant that may limit the Company’s total net leverage ratio, which is defined as the ratio of (i) the Company’s consolidated debt, less any unrestricted cash and cash equivalents, to (ii) the Company’s adjusted consolidated EBITDA, as defined in the credit agreement. The Facilities bear interest at LIBOR plus a margin based on the Company’s total net leverage ratio, and the Term Loan is subject to a minimum LIBOR level of 0.75%. Interest payment dates are variable based on the LIBOR rate utilized, but the Company generally expects interest to be payable every 90 days. The Term Loan requires quarterly principal amortization payments in an amount equal to 0.25% of the original principal amount of the Term Loan payable on the last day of each calendar quarter, commencing on June 30, 2014, with the remaining balance payable on the due date, March 19, 2021. The Company incurred an original issue discount of 0.25%, or $3.3 million, associated with the Term Loan. The Revolver contains a $150.0 million letter of credit provision, of which none had been issued as of March 28, 2014. Unused commitments on the Revolver are subject to an annual commitment fee determined by reference to the Company’s public debt rating, which was 0.375% as of March 28, 2014, and the fee applied to outstanding letters of credit is based on the interest rate applied to borrowings. As of March 28, 2014, the applicable interest rate on outstanding borrowings under the Revolver would have been approximately 3.00%; however, there were no outstanding borrowings. As of March 28, 2014, the applicable interest rate for the Term Loan was 3.50% and outstanding borrowings totaled $1.3 billion.

In conjunction with entering into the Revolver in March 2014, MIFSA terminated the $250.0 million five-year senior unsecured revolving credit facility entered into in March 2013.

In April 2013, MIFSA issued and sold in a private placement $300.0 million aggregate principal amount of 3.50% senior unsecured notes due April 2018 and $600.0 million aggregate principal amount of 4.75% senior unsecured notes due April 2023 (collectively, “the Notes”). In connection with the initial offering, MIFSA entered into a registration rights agreement with the initial purchasers in which MIFSA agreed, among other things, to register the Notes with the SEC within one year of the issuance of the Notes. On January 16, 2014, MIFSA filed the registration statement, which was declared effective on March 5, 2014, and the bonds were exchanged in accordance with the registration statement. The Notes are subject to an indenture which contains customary affirmative and negative covenants. Mallinckrodt plc has fully and unconditionally guaranteed the Notes on an unsecured and unsubordinated basis. MIFSA pays interest on the Notes semiannually in arrears on April 15 and October 15 of each year.

As of March 28, 2014, the Company was, and expects to remain, in compliance with the provisions and covenants associated with the Term Loan, the Revolver, the Notes and its other debt agreements.

12.	Debt

Debt was comprised of the following at the end of each period:

	September 27, 2013	September 28, 2012
Current maturities of long-term debt:
Capital lease obligation	$1.4	$1.3
Loan payable	0.1	—

Total current debt	1.5	1.3
Long-term debt:
7.00% debentures due December 2013 (1)	—	5.8
3.50% notes due April 2018	299.9	—
9.50% debentures due May 2022 (2)	10.4	—
8.00% debentures due March 2023 (2)	8.0	—
4.75% notes due April 2023	598.2	—
Capital lease obligation	1.8	3.1

Total long-term debt	918.3	8.9

Total debt	$919.8	$10.2

(1)	Under the terms of the Separation and Distribution Agreement, the 7.00% debentures due December 2013 were retained by Covidien.
(2)	Under the terms of the Separation and Distribution Agreement, the 8.00% and 9.50% debentures due in March 2023 and May 2022, respectively, were transferred to the Company.

In November 2012, Mallinckrodt International Finance S.A. (“MIFSA”) was formed as a 100% owned subsidiary of Covidien in connection with the Separation. MIFSA is a holding company established to own, directly or indirectly, substantially all of the operating subsidiaries of the Company, to issue debt securities and to perform treasury operations. At the time of the Separation, MIFSA became a 100% owned subsidiary of the Company.

In March 2013, MIFSA entered into a $250 million five-year senior unsecured revolving credit facility that matures in June 2018 (“the Credit Facility”). Borrowings under the Credit Facility will initially bear interest at LIBOR plus 1.50% per annum (subject to adjustment pursuant to a ratings-based pricing grid). The Credit Facility contains a $150 million letter of credit sublimit. The Credit Facility is subject to an initial annual facility fee of 0.25%, which is also subject to adjustment pursuant to a ratings-based pricing grid, and the fee applied to outstanding letters of credit is based on the interest rate applied to borrowings. The Credit Facility agreement contains customary affirmative and negative covenants, including a financial maintenance covenant that limits the Company’s ratio of debt to earnings before interest, income taxes, depreciation and amortization, as adjusted for certain items, and another financial maintenance covenant that requires the Company’s ratio of earnings before interest, income taxes, depreciation and amortization, as adjusted for certain items, to interest expense to exceed certain thresholds. Other nonfinancial covenants restrict, among other things, the Company’s ability to create liens, the ability of the non-guarantor subsidiaries to incur additional indebtedness and the ability of the Company to merge or consolidate with any other person or sell or convey certain of its assets to any one person. MIFSA was not permitted to draw upon the Credit Facility until certain conditions were met, including completion of the Separation and Mallinckrodt plc’s guaranty of MIFSA’s obligations under the Credit Facility. These conditions were satisfied as of June 28, 2013; however, there were no borrowings or letters of credit outstanding under the Credit Facility at September 27, 2013.

In April 2013, MIFSA issued $300 million aggregate principal amount of 3.50% senior unsecured notes due April 2018 and $600 million aggregate principal amount of 4.75% senior unsecured notes due April 2023 (collectively, “the Notes”). Mallinckrodt plc has fully and unconditionally guaranteed the Notes on an unsecured and unsubordinated basis as of the completion of the Separation. The Notes are subject to an indenture which contains covenants limiting the ability of MIFSA, its restricted subsidiaries (as defined in the Notes) and Mallinckrodt plc, as guarantor, to incur certain liens or enter into sale and lease-back transactions. It also restricts Mallinckrodt plc and MIFSA’s ability to merge or consolidate with any other person or sell or convey all or substantially all of their assets to any one person. MIFSA may redeem all of the Notes at any time, and some of the Notes from time to time, at a redemption price equal to the principal amount of the Notes redeemed plus a make-whole premium. MIFSA will pay interest on the Notes semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2013. The net proceeds to MIFSA from the issuance and sale of the Notes was $889.3 million, the majority of which was retained by Covidien per the terms of the Separation and Distribution Agreement. The Notes were issued and sold in a private placement; however, MIFSA is required to register the Notes with the SEC within one year of the issuance of the Notes.

As of September 27, 2013, the Company was, and expects to remain, in compliance with the provisions and covenants associated with its Credit Agreement, the Notes and its other debt agreements.

The Company’s capital lease obligation relates to a non-U.S. manufacturing facility. This lease expires in December 2015. The aggregate amounts of debt, including the capital lease obligation, maturing during the next five fiscal years are as follows:

Fiscal 2014	$1.5
Fiscal 2015	1.4
Fiscal 2016	0.4
Fiscal 2017	—
Fiscal 2018	300.0